Exhibit 10.4

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (this “Agreement”) is made as of September 7, 2022, and amended and restated as of December 9, 2024 (the “A&R Date”), by and among:

(a)  each Person designated in an Effective Joinder (as defined in Section 12(b) of this Agreement) (i) as a “Company” (each, in its individual capacity, the “Company”), (ii) as a “Receivables Sub-Servicer” (each, including any successor in such capacity, a “Receivables Sub-Servicer”), and (iii) as a “Securitization Property Servicer” (including any successor in such capacity, the “Securitization Property Servicer”);

(b)  each Person designated in an Effective Joinder as a “Bond Issuer” (each, a “Bond Issuer”);

(c)  each Person designated in an Effective Joinder as an “Indenture Trustee” (each, in its capacity as indenture trustee under the applicable Indenture, including any successor in such capacity, an “Indenture Trustee”);

(d)  AEP Credit, Inc. (“Receivables Buyer”), a Delaware corporation; and

(e)  JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, and including any successor agent, the “Receivables Administrative Agent”) for the Receivables Purchasers referred to below and as Control Agent (as defined below).

WHEREAS, pursuant to the terms of each “Purchase Agreement” designated as such in an Effective Joinder (each, as previously amended and as it may hereafter from time to time be further amended, restated or modified and as supplemented from time to time, a “Purchase Agreement”), between Receivables Buyer and the applicable Company, each Company has sold and may hereafter sell to Receivables Buyer all of such Company’s right, title and interest in and to certain Outstanding Receivables and Collections (as such terms are defined in the applicable Purchase Agreement prior to any amendment thereof; and the Outstanding Receivables, Collections thereof and all proceeds of the foregoing are collectively referred to herein as the “Receivables”);

WHEREAS, pursuant to that certain Fourth Amended and Restated Receivables Purchase Agreement, dated as of June 25, 2014 (as previously amended and as it may hereafter from time to time be further amended, restated or modified and as supplemented from time to time, the “Receivables Purchase Agreement”), by and among the Receivables Buyer, American Electric Power Service Corporation, a New York corporation (“AEPSC”), the Receivables Administrative Agent and the financial institutions and other entities party thereto as purchasers (such purchasers and the Receivables Administrative Agent being collectively referred to as the “Receivables Purchasers”), Receivables Buyer has sold and may hereafter sell undivided interests in the Receivables to the Receivables Administrative Agent for the benefit of the Receivables Purchasers;

WHEREAS, pursuant to the terms of the Purchase Agreement, the Receivables Purchase Agreement and each “Agency Agreement” designated as such in an Effective Joinder

(each, as previously amended and as it may hereafter from time to time be further amended, restated or modified and as supplemented from time to time, an “Agency Agreement”, and together with the Purchase Agreements, the Receivables Purchase Agreement and the other Agency Agreements, collectively, the “Receivables Agreements”), AEPSC has been appointed as a servicer (the “Receivables Servicer”) and has agreed to provide certain servicing and collection functions with respect to the Receivables, and each Receivables Sub-Servicer has agreed to act as a sub-servicer on behalf of the Receivables Servicer in order to perform certain of the Receivables Servicer’s functions and duties under the applicable Receivables Agreements;

WHEREAS, pursuant to the terms of each “Sale Agreement” designated as such in an Effective Joinder (each, as it may hereafter from time to time be amended, restated or modified, a “Sale Agreement”), between the applicable Bond Issuer and the applicable Company in its capacity as seller, each Company has sold to the applicable Bond Issuer all of such Company’s right, title and interest in and to the applicable “Securitization Property” designated as such in the related Effective Joinder;

WHEREAS, pursuant to the terms of each “Indenture” designated as such in an Effective Joinder (each, as it may hereafter from time to time be amended, restated or modified and as supplemented by any supplemental indentures, collectively, an “Indenture”), between the applicable Bond Issuer and the applicable Indenture Trustee, each Bond Issuer, among other things, has granted to the applicable Indenture Trustee a security interest in certain of its assets, including the applicable Securitization Property, to secure, among other things, the bonds issued pursuant to the applicable Indenture (the “Bonds”);

WHEREAS, pursuant to the terms of each “Servicing Agreement” designated as such in an Effective Joinder (each, as it may hereafter from time to time be amended, restated or modified, a “Servicing Agreement,” and the Servicing Agreement, together with the applicable Sale Agreement and the applicable Indenture, the “Bond Agreements”), between the applicable Bond Issuer and the applicable Securitization Property Servicer, each Securitization Property Servicer has agreed to provide for the benefit of the applicable Bond Issuer certain servicing and collection functions with respect to the applicable “Securitization Charges”;

WHEREAS, with respect to each Company, the applicable Receivables and the applicable Securitization Charges will be invoiced collectively on single bills sent to such Company’s retail customers (the “Customers”), which Customers are obligated to pay both such Receivables and such Securitization Charges, and the parties hereto wish to agree upon their respective rights relating to such Receivables and such Securitization Property and any bank accounts into which collections of the foregoing may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the applicable Bond Agreements and the Receivables Agreements;

WHEREAS, the parties hereto are parties to the Intercreditor Agreement, dated as of September 7, 2022 (as amended heretofore, the “Existing Intercreditor Agreement”); and

WHEREAS, the parties hereto have, on the terms and conditions set forth herein, agreed to amend and restate the Existing Intercreditor Agreement in its entirety;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree to amend and restate the Existing Intercreditor Agreement as follows:

SECTION 1.  Acknowledgment of Ownership Interests and Security Interests.

(a)  Each of the parties hereto hereby acknowledges the ownership interest of each Bond Issuer in its respective Securitization Property, including the respective Securitization Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests granted therein in favor of the corresponding Indenture Trustee for the benefit of itself and the holders of the corresponding Bonds. Each of the parties hereto hereby acknowledges the ownership interest and security interests of the Receivables Buyer and the Receivables Purchasers in the Receivables and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom. The parties hereto agree that each set of Securitization Property and the Receivables each shall constitute separate property rights notwithstanding that, with respect to each Company, the foregoing may be evidenced by a single bill. Each Company and each Receivables Sub-Servicer further agree that they will not include any Securitization Property in calculating the amount of, or as part of, the Receivables sold or to be sold under the Receivables Agreements. Accordingly, the Receivables Purchasers and each Receivables Sub-Servicer each acknowledge that, notwithstanding anything in the Receivables Agreements to the contrary, none of such parties has any interest in any Securitization Property, and each Indenture Trustee, each Bond Issuer and each Securitization Property Servicer further acknowledge that, notwithstanding anything in any Bond Agreements to the contrary, none of such parties has any interest in the Receivables.

(b)  Each of the Receivables Administrative Agent and the Receivables Buyer hereby releases all liens and security interests of any kind whatsoever that the Receivables Administrative Agent or Receivables Buyer may hold in any Securitization Property. Each of the Receivables Administrative Agent and Receivables Buyer agrees, upon the reasonable written request of a Company or the applicable Indenture Trustee, to execute and deliver to such Indenture Trustee such UCC partial release statements and other documents and instruments, and to do such other acts and things, as the applicable Company or such Indenture Trustee may reasonably request in order to evidence the release provided for in this Section 1(b) or to execute and deliver to such Indenture Trustee any and all UCC financing statement amendments to exclude the Securitization Property from the assets covered by any existing UCC financing statements relating to the Receivables; provided, however, that failure to execute and deliver any such partial release statements, financing statement amendments, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 1(b).

(c)  Each Bond Issuer and each Indenture Trustee hereby releases all liens and security interests of any kind whatsoever that any of them may hold in the Receivables. Each Bond Issuer and each Indenture Trustee agrees, upon the reasonable written request of the Receivables Administrative Agent or Receivables Buyer, to execute and deliver to the Receivables Administrative Agent or Receivables Buyer, as applicable, such UCC partial release statements and other documents and instruments, and to do such other acts and things, as the Receivables Administrative Agent or Receivables Buyer may reasonably request in order to evidence the release provided for in this Section 1(c) or to execute and deliver to the Receivables Administrative Agent or Receivables Buyer, as applicable, UCC financing statement amendments to exclude such Receivables from the assets covered by any existing UCC financing statements relating to the applicable Securitization Property; provided, however, that failure to execute and deliver any such partial release statements, financing statement amendments, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 1(c).

(d)  Each Bond Issuer and each Company hereby grants to each Indenture Trustee for the benefit of the applicable Secured Parties (as defined in the applicable Indenture) a security interest in all of such Bond Issuer’s and such Company’s, as applicable, right, title and interest in, to and under the Deposit Accounts (as defined below), including each Lock- Box, each Depositary Account and the AEP Utilities Account, each as defined under the Receivables Purchase Agreement, and all money, instruments, investment property and other property credited to or deposited in such Deposit Accounts and all proceeds of any thereof, in each case solely with respect to the applicable Securitization Property therein and the proceeds thereof. The foregoing security interest is intended to be prior to all other liens thereon and security interests therein. Each Indenture Trustee and the corresponding Secured Parties (as defined in the applicable Indenture) shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative. As no Company claims ownership of any Securitization Property, each Company’s grant of the foregoing security interest is made as a precaution in the event that it is later determined that such Company has an interest in any Securitization Property.

(e)  For purposes hereof, “UCC” means the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

SECTION 2.  Deposit Accounts.

(a)  The parties hereto each acknowledge that (1) collections with respect to the Receivables and each set of Securitization Property may from time to time be deposited into one or more designated accounts of Receivables Buyer, the applicable Receivables Sub- Servicer or the Securitization Property Servicer (the “Deposit Accounts”) and (2) that such Deposit Accounts are subject to (x) a security interest of the Receivables Administrative Agent with respect to Receivables and the proceeds thereof (and not with respect to any Securitization Property and the proceeds thereof), (y) a security interest of the applicable Indenture Trustee with respect to the corresponding Securitization Property and the proceeds thereof (and not with respect to the Receivables, any other set of Securitization Property or the proceeds of any of the foregoing) and (z) (i) the Amended and Restated Depositary Account Agreement, dated as of August 25, 2004, among each Company, the Receivables Administrative Agent and The Huntington National Bank, (ii) the Depositary Account Agreement, dated as of December 7, 2007, among AEP Utilities, Inc., Receivables Buyer, the Receivables Administrative Agent and The Huntington National Bank, and (iii) the Secured Creditor Agreement without Notice of Sole Control, dated as of January 28, 2020, among Receivables Buyer, the Receivables Administrative Agent and The Bank of New York Mellon

(each an “Existing Control Agreement” and collectively, the “Existing Control Agreements”). The Existing Control Agreements, together with any replacements thereto, and any additional control agreements in respect of the Deposit Accounts are referred to herein as the “Control Agreements.”

(b)  Subject to Section 4, each Company, in its capacities as a Receivables Sub- Servicer and as a Securitization Property Servicer, for the benefit of the parties hereto agrees to:

(i)  maintain the collections in the Deposit Accounts for the benefit of the Receivables Buyer, the Receivables Administrative Agent and the Receivables Purchasers, and the applicable Bond Issuer, the applicable Indenture Trustee and the corresponding bondholders, as their respective interests may appear, subject to the perfected security interests of the Receivables Administrative Agent and such Indenture Trustee in the Deposit Accounts and the provisions of the Receivables Agreements, the applicable Bond Agreements and this Agreement;

(ii)  allocate and remit funds from the Deposit Accounts (x) in the case of collections relating to the Receivables, allocate and remit funds to the Receivables Purchasers and the Receivables Buyer at the times and in the manner specified in the Receivables Agreements and (y) in the case of collections relating to the applicable Securitization Property, at the times and in the manner specified in the applicable Bond Agreements to the applicable Indenture Trustee (and, unless otherwise specified in the applicable Effective Joinder, such Indenture Trustee hereby notifies the other parties hereto that the corresponding Securitization Charges are required to be remitted to such Indenture Trustee on a daily basis based upon an estimated remittance procedure in the Servicing Agreement); and provided that:

(A)  with respect to each Company, to the extent the combined amounts of remittance are insufficient to satisfy amounts owed in respect of the applicable Receivables and the applicable Securitization Charges, such allocation and remittances shall be made on a pro rata basis as between such Receivables and such Securitization Charges based on the respective amounts of Receivables and Securitization Charges (in each case other than late payment charges, whether described as charges, fees, or penalties) then due and owing;

(B)  with respect to each Company, late payment charges (whether described as charges, fees, or penalties) with respect to the applicable Receivables and the applicable Securitization Charges shall be allocated (x) to the Receivables Purchasers to the extent that any such late charges are with respect to such Receivables and have been sold to the Receivables Purchasers, (y) to the applicable Bond Issuer to the extent that any such late charges are with respect to such Securitization Charges and are allocable to such Bond Issuer in accordance with the tariff of the applicable Company, and (z) otherwise to the applicable Company; and

(C)  if the Control Agent has exercised exclusive control over any Deposit Account at the written direction of the Receivables Administrative Agent or an Indenture Trustee as provided herein, the funds on deposit in the Deposit Accounts related to the Receivables and all Securitization Charges shall be allocated in accordance with Section 2(e); and

(iii)  maintain records as to the amounts deposited into the Deposit Accounts, the amounts remitted therefrom.

(c)  Reconciliation.

(i)  The Receivables Buyer and the Receivables Administrative Agent, and each Bond Issuer and each Indenture Trustee, shall each have the right to require an accounting from time to time of collections, deposits, allocations and remittances relating to the Deposit Accounts. Because of difficulties inherent in allocating collections on a daily basis, each Company may implement percentage-based estimates consistent with the terms of the applicable Servicing Agreement for the purposes of determining the amount of collections which are allocable to the applicable Securitization Property, which allocations will be subject to monthly reconciliations pursuant to the terms of the applicable Servicing Agreement but will otherwise be deemed conclusive, subject to reconciliation as provided in the following sentences.

(ii)  In the event that remittances by a Company, in its roles as a Receivables Sub-Servicer and as a Securitization Property Servicer, do not reflect the required allocation under Section 2(b)(ii) above, as a result of payment by estimates or otherwise, then such Company, as a Receivables Sub-Servicer and as a Securitization Property Servicer shall adjust subsequent allocations in order to true-up to the required allocations.

(iii)  Notwithstanding the foregoing, nothing in this paragraph shall eliminate the right of the Receivables Purchasers and the Receivables Administrative Agent, as assignees of each Company under the Receivables Agreements, to instruct the applicable Receivables Sub-Servicer to remit any reconciliation payments directly to the Receivables Administrative Agent or its designee in accordance with the Receivables Agreements; provided that the Receivables Administrative Agent shall have no claim on any amounts held by any Indenture Trustee or any Securitization Property.

(d)  Rights in Deposit Accounts, Receivables, Securitization Property.

(i)  Each Indenture Trustee and each Bond Issuer waive any interest in deposits to the Deposit Accounts to the extent that they are properly allocable to Receivables or the proceeds thereof, and the Receivables Administrative Agent and Receivables Buyer waive any interest in deposits to the Deposit Accounts to the extent that they are properly allocable to any Securitization Property or the proceeds thereof. Each of the parties hereto acknowledges the respective security interests of the others in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement.

(ii)  It is acknowledged that the Receivables, including proceeds of the Receivables, may from time to time be deposited into Deposit Accounts of the Receivables Buyer. Each Indenture Trustee, each Company and each Bond Issuer agree that such Receivables and proceeds are the property of the Receivables Buyer, not of such Bond Issuer. In no event may any Indenture Trustee take any action with respect to its corresponding Securitization Charges in a manner that would result in such Indenture Trustee obtaining possession of, or any control over, Receivables, any other Securitization Charges or the proceeds of any of the foregoing. In the event that any Indenture Trustee obtains possession of any Receivables or the proceeds thereof, such Indenture Trustee shall notify the Receivables Administrative Agent of such fact, shall hold such amounts in trust and shall promptly deliver them to the Receivables Administrative Agent upon request.

(iii)  It is acknowledged that Securitization Property, including proceeds of Securitization Charges, may from time to time be deposited into Deposit Accounts of the Receivables Buyer. The Receivables Administrative Agent and Receivables Buyer agree that such Securitization Property is the property of the applicable Bond Issuer, not of the Receivables Buyer. The Receivables Administrative Agent and Receivables Buyer agree that any Securitization Property held by the Receivables Administrative Agent or Receivables Buyer, as applicable, shall be held in trust for the benefit of the applicable Bond Issuer and the applicable Indenture Trustee, as their interests may appear. In no event may the Receivables Administrative Agent or Receivables Buyer take any action with respect to the collection of Receivables in a manner that would result in the Receivables Administrative Agent or Receivables Buyer, as applicable, taking from the Deposit Accounts any Securitization Property. In the event that the Receivables Administrative Agent or Receivables Buyer takes possession of any Securitization Property from the Deposit Accounts, the Receivables Administrative Agent or Receivables Buyer, as applicable, shall notify the applicable Indenture Trustee, the applicable Securitization Property Servicer (or any applicable Replacement Servicer) and the applicable Bond Issuer of such fact, and shall hold such Securitization Property in trust and shall promptly deliver them to such Bond Issuer or such Indenture Trustee, as applicable, upon request.

(e)  Control over Designated Amounts.

(i)  In accordance with the appointment of the Receivables Administrative Agent pursuant to Section 11.1(c) of the Receivables Purchase Agreement to act as “Control Agent” (for the benefit of the Receivables Purchasers, and each Indenture Trustee and the corresponding bondholders, as their interests may appear) and as independently agreed herein, each Indenture Trustee hereby appoints JPMorgan Chase Bank, N.A. (in its capacity as Receivables Administrative Agent, and its successors that become the Receivables Administrative Agent) to act as, and JPMorgan Chase Bank, N.A. (in its capacity as Receivables Administrative Agent, and its successors that become the Receivables Administrative Agent) agrees to act as, control agent under the Control Agreements (in such capacity, the “Control Agent”) to exercise the rights of the Receivables Administrative Agent under the Control Agreements to issue instructions to the applicable account banks directing disposition of the available funds in the Deposit

Accounts without further consent of any Company or the Receivables Buyer for the benefit of the Receivables Purchasers and each Indenture Trustee and the corresponding bondholders, as their interests may appear, as provided herein, for the purpose of (A) establishing control over the Deposit Accounts to perfect the respective security interests of the Receivables Administrative Agent and each Indenture Trustee in the Deposit Accounts and the Receivables and proceeds thereof and Securitization Property held in the Deposit Accounts and (B) enforcing such security interests in accordance with Section 2(e)(ii) below. References herein to Control Agent are limited to JPMorgan Chase Bank, N.A., as Receivables Administrative Agent, and its successors that become the Receivables Administrative Agent, acting as control agent under the Control Agreements and shall not be imputed to JPM Chase Bank, N.A. in other capacities.

(ii)  The Control Agent in its capacity as such shall take only the following actions:

(A)  delivering a control notice to the applicable account bank to effect the Control Agent’s dominion over the applicable Deposit Account upon receipt of a written notice from (x) the Receivables Administrative Agent to the effect that a Seller Amortization Event, Level Two Enhancement Period or Amortization Event (each as defined in the Receivables Purchase Agreement) has occurred under the Receivables Purchase Agreement or (y) an Indenture Trustee to the effect that the applicable Securitization Property Servicer is in default under the provisions of the applicable Servicing Agreement or an event of default has occurred under the applicable Indenture;

(B)  following delivery of a control notice, delivering written payment instructions to each account bank to remit Receivables and proceeds thereof pursuant to written reports provided by each Receivables Sub-Servicer and remit Securitization Property pursuant to written reports provided by each Securitization Property Servicer, respectively (which may be provided directly to the account banks if so directed by the Control Agent), including with respect to Securitization Property written reports from the Securitization Property Servicers for daily remittances and for any reconciliation of estimated Securitization Charges to actual Securitization Charges during each monthly reconciliation required to be made by the applicable Securitization Property Servicers pursuant to the terms of the Servicing Agreement;

(C)  instructing the applicable account bank to release funds to the Receivables Administrative Agent or the Indenture Trustees, as applicable, based on an order from a court of competent jurisdiction; and

(D)  instructing the applicable account bank to release funds to the Receivables Administrative Agent or the Indenture Trustees as agreed between the Receivables Administrative Agent and each Indenture Trustee or each Securitization Property Servicer on its behalf.

The Control Agent shall have no liability to the Receivables Administrative Agent or the Receivables Purchasers or any Indenture Trustee or any corresponding bondholders for distributions made in accordance with the foregoing.

(iii)  Each Company hereby agrees to indemnify the Control Agent from all liability (other than liability arising from the Control Agent’s gross negligence or willful misconduct) and all losses, costs, expenses and liabilities (other than those caused by the Control Agent’s gross negligence or willful misconduct) incurred by the Control Agent in acting as Control Agent in accordance with this Section 2(e). The Receivables Administrative Agent and each Indenture Trustee hereby waive all liability of the Control Agent (other than liability arising from the Control Agent’s gross negligence or willful misconduct) and all claims for losses, costs, expenses and liabilities (other than those caused by the Control Agent’s gross negligence or willful misconduct) incurred by the Receivables Administrative Agent or any Indenture Trustee related to the Control Agent acting in accordance with this Section 2(e). The Control Agent shall be entitled to advice of counsel, accountants and other experts concerning all matters and duties hereunder, and the applicable Company, in all cases, shall pay such reasonable compensation to any attorney, agent, receiver, or employee retained or employed by it in connection herewith. The Control Agent may act upon the opinion or advice of any counsel or accountant selected by it in the exercise of reasonable care, which shall be full and complete authorization and protection in respect of any action or inaction based on its good faith reliance upon such opinion or advice.

(iv)  The Control Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor any fiduciary relationship with any Bond Issuer, any Indenture Trustee or any bondholder (except to the extent holding Securitization Property in trust in accordance with the terms hereof) and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Control Agent shall be read into this Agreement or otherwise exist for the Control Agent. The right of the Control Agent to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Control Agent shall not be answerable for other than its willful misconduct or gross negligence in the performance of such act. Except for actions which the Control Agent is expressly required to take pursuant to this Agreement for which the Control Agent has received indemnity and, if reasonably required, security from the applicable Company against any and all liability and expense which may be incurred in taking or continuing to take such action, the Control Agent shall not be required to take any action which exposes the Control Agent to personal liability, nor shall the Control Agent be required to expend or risk its own funds or otherwise incur any liability (financial or otherwise) in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, without indemnity and, if reasonably required, security from the applicable Company. In no event shall the Control Agent be required to take any action which is contrary to applicable law.

(v)  No provision of this Agreement shall be construed to relieve the Control Agent from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that (1) the Control Agent shall not be liable for any error of judgment made in good faith by an officer or employees of the Control

Agent, unless it shall be conclusively determined by a court of competent jurisdiction that the Control Agent was grossly negligent in ascertaining the pertinent facts and the Control Agent shall not be liable for any act or omission believed in good faith by it to be within its powers and (2) the Control Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of any Indenture Trustee or the Receivables Administrative Agent, or exercising any trust or power conferred upon the Control Agent, under this Agreement.

(vi)  The Control Agent may conclusively rely upon, and shall be fully protected in acting or refraining from acting based upon, any notice, order, requisition, request, consent, certificate, opinion, affidavit, letter, resolution, written statement, instrument, report, bond, debenture, note, other evidence of indebtedness or other paper or document signed or sent by the proper person or persons, and the Control Agent shall have no duty to investigate, recompile, recalculate or otherwise verify the accuracy of any information provided to it by any party to this Agreement and shall have no liability for any error or inaccuracy in any reports resulting from the use of such information. Without limiting the foregoing, the Control Agent may conclusively rely in good faith, as to the truth of the statements and the correctness of the information stated in any report, certificate or payment instruction provided by a Company, and the Control Agent shall have no duty to examine the same or to determine whether or not they conform as to form to the requirements of this Agreement or any duty to inquire as to any matters stated therein.

(vii)  The Control Agent shall not be responsible for and makes no representation as to the existence, genuineness, value or protection of the Receivables or any Securitization Property, for the legality, effectiveness or sufficiency of any security document, or for the creation, perfection, priority, sufficiency or protection of any liens securing the Receivables Buyer’s obligations under the Receivables Agreements or any Bonds. The Control Agent shall have no duty (A) to see to any recording, filing, or depositing of any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to see to any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Receivables or any Securitization Property.

(viii)  The Control Agent shall not be deemed to have knowledge or notice of any fact, matter or event unless the Control Agent has actual knowledge thereof or unless written notice of such fact, matter or event is received by the Control Agent and such notice references the fact, matter or event and this Agreement. The Control Agent shall not be presumed to have knowledge of any default or event of default or any other matter under the Receivables Agreements or any Bond Agreements, unless the Control Agent shall be specifically notified in writing of such default by the applicable Company, the Receivables Buyer, the Receivables Administrative Agent or the applicable Indenture Trustee. The Control Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Agreement, whether or not an original or a copy of such agreement has been provided to the Control Agent, and shall have no duty to know or inquire as to the performance or nonperformance of any provision of any other agreement, instrument, or document other than this Agreement.

(ix)  In no event shall the Control Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, acts of war or terrorism, civil or military disturbances, epidemics or pandemics, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities; it being understood that the Control Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances. In no event shall the Control Agent be liable for the failure to perform its duties hereunder if such failure is a direct or proximate result of another party’s failure to perform its obligations hereunder.

(x)  To the fullest extent permitted by law and notwithstanding any anything in this Agreement to the contrary, the Control Agent shall not be personally liable for (A) special, indirect, consequential or punitive damages, however styled, including, without limitation, lost profits or (B) the acts or omissions of any account bank.

SECTION 3.  Time or Order of Attachment. The acknowledgments contained in Sections 1 and 2 are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financing statements or mortgages or filings under applicable law.

SECTION 4.  Servicing.

(a)  Pursuant to Section 2, the parties hereto hereby authorize each Company, in its roles as a Receivables Sub-Servicer and as a Securitization Property Servicer, and such Company in such capacities hereby agrees to, allocate and remit funds received from the corresponding Customers for the benefit of the Receivables Buyer, the Receivables Administrative Agent and the Receivables Purchasers, and the applicable Bond Issuer, the applicable Indenture Trustee and the corresponding bondholders, respectively, and control the movement of such funds out of the Deposit Accounts in accordance with the terms of this Agreement.

(b)  In the event that an Indenture Trustee is entitled to and desires to exercise its right, pursuant to the applicable Bond Agreements, to replace a Company as Securitization Property Servicer, or in the event that the Receivables Purchasers are entitled to and desire to exercise their right to replace a Company as a Receivables Sub-Servicer, the party desiring to exercise such right shall promptly give written notice to the other in accordance with the notice provisions of this Agreement and consult with the other with respect to any replacement of a Company in any such capacity to reach mutually satisfactory replacement. Any entity named as the applicable replacement Receivables Sub-Servicer or Securitization Property Servicer in accordance with this Section 4 is referred to herein as a “Replacement Servicer.”

(c)  Anything in this Agreement to the contrary notwithstanding, any action taken by an Indenture Trustee or the Receivables Administrative Agent to appoint a Replacement Servicer pursuant to this Section 4 shall be subject to the Rating Agency Condition and the consent, if required by law, of the applicable “Commission” designated as such in an Effective Joinder. For the purposes of this Agreement, the “Rating Agency Condition” has the meaning set forth in the applicable Indenture. The parties hereto acknowledge and agree that the approval or the consent of the rating agencies which is required in order to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not the rating agencies are unreasonable or arbitrary.

SECTION 5.  Sharing of Information. The parties hereto agree to reasonably cooperate with each other and make available to each other or any Replacement Servicer any and all applicable records and other data relevant to the applicable Securitization Property and the Receivables that they may have in its possession or may from time to time receive from the applicable Company, the applicable Securitization Property Servicer or the applicable Receivables Sub-Servicer or any successor hereto or thereto, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same, in each case solely to the extent necessary for a party’s performance of its obligations under this Agreement and subject to applicable confidentiality and non-disclosure requirements. Each Company hereby consents to the release of information regarding such Company pursuant to this Section 5.

SECTION 6.  No Joint Venture; No Fiduciary Obligations; Etc..

(a)  Nothing herein contained shall be deemed as effecting a joint venture among any of any Company, any Bond Issuer, any Indenture Trustee, any Securitization Property Servicer, the Receivables Administrative Agent, any Receivables Sub-Servicer and the Receivables Buyer.

(b)  Neither Receivables Buyer nor the Receivables Administrative Agent is the agent of, or owes any fiduciary obligation to, any Indenture Trustee, any Bond Issuer, any corresponding bondholders or any other party under this Agreement. Each Indenture Trustee (on behalf of itself and the corresponding bondholders), each Bond Issuer and each Company hereby waives any right that it may now have or hereafter acquire to make any claim against Receivables Buyer or the Receivables Administrative Agent, in their respective capacities as such, on the basis of any such fiduciary obligation hereunder. No Indenture Trustee nor any Bond Issuer is the agent of, or owes any fiduciary obligation to, Receivables Buyer, the Receivables Administrative Agent, the Receivables Purchasers or any other party under this Agreement. Each of the Receivables Administrative Agent, each Company and Receivables Buyer hereby waives any right that it may now have or hereafter acquire to make any claim against any Indenture Trustee or any Bond Issuer on the basis of any such fiduciary obligation hereunder.

(c)  Notwithstanding anything herein to the contrary, none of Receivables Buyer, the Receivables Administrative Agent, any Indenture Trustee or any Bond Issuer shall be required to take any action that exposes it to personal liability or that is contrary to the applicable Indenture, the applicable Servicing Agreement, any Receivables Agreement or applicable law.

(d)  None of Receivables Buyer, the Receivables Administrative Agent, any Indenture Trustee or any Bond Issuer nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence, bad faith or willful misconduct. Without limiting the foregoing, each of Receivables Buyer, the Receivables Administrative Agent, each Indenture Trustee and each Bond Issuer: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any party and shall not be responsible to any party for any statements, warranties or representations made by any other party in connection with this Agreement or any other agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other agreement on the part of any other party; and (iv) shall incur no liability under or in respect of this Agreement by acting upon any writing (which may be by e-mail or other electronic transmission) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

SECTION 7.  Method of Adjustment and Allocation. Each of the parties hereto acknowledges that each Securitization Property Servicer will adjust, calculate and allocate payments of the applicable Securitization Charges in accordance with the terms of the Servicing Agreement, and each of the parties hereto hereby acknowledges that neither the Receivables Administrative Agent nor any other Receivables Purchasers shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of such documents or any such adjustment, calculation and allocation. Accordingly, each of the Receivables Purchasers (i) may, solely for the purposes of this Agreement, conclusively rely on the accuracy of the calculations of the applicable Securitization Property Servicer in making such adjustments, calculations and allocations. Such acknowledgement shall not relieve the applicable Receivables Sub-Servicer or the Receivables Servicer of any of their respective obligations to make payments in accordance with the terms of the Receivables Agreements, nor shall it relieve the applicable Securitization Property Servicer of its obligations under the applicable Servicing Agreement.

SECTION 8.  Termination.

(a)  With respect to the Receivables Buyer, the Receivables Administrative Agent and the Control Agent, this Agreement shall terminate upon the payment in full of all Bonds, or, if earlier, the termination of the Receivables Agreements as to all Companies and the release of all Companies from all further obligations thereunder, subject to Section 8(c) below.

(b)  Solely with respect to the applicable Company, the applicable Securitization Property Servicer, the applicable Receivables Sub-Servicer, the applicable Bond Issuer and the applicable Indenture Trustee, this Agreement shall terminate upon the payment in full of the corresponding Bonds, or, if earlier, the termination of the Receivables Agreements as to such Company and the release of such Company from all further obligations thereunder, subject to Section 8(c) below.

(c)  Notwithstanding the foregoing, the agreements, understandings and acknowledgements contained in Sections 1, 2, 3 and 15 shall survive the termination of this Agreement.

SECTION 9.  Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)  THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

(b)  In connection with any suit, claim, action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby, each party hereto hereby consents to the in personam jurisdiction of any court of the State of New York or any U.S. federal court located in the Borough of Manhattan in the City of New York, State of New York; each party hereto agrees that service by registered mail, or any other form equivalent thereto (or, in the alternative, by any other means sufficient under applicable law, rules and regulations) at the addresses set forth in Section 17 hereof shall be valid and sufficient for all purposes; and each party hereto agrees to, and irrevocably waives any objection based on forum non conveniens or venue not to, appear in such state or U.S. federal court located in the Borough of Manhattan.

(c)    EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 10.   Further Assurances. Each of the parties hereto agrees to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared (a) with respect to a release required in respect of the Receivables, at the expense of the applicable Company and (b) with respect to a release required in respect of the Securitization Property, at the expense of the applicable Bond Issuer. Notwithstanding anything herein to the contrary, no Indenture Trustee shall be required to execute any such agreements, instruments, releases or other documents unless directed to do so by an “Issuer Order,” as such term is defined in the applicable Indenture.

SECTION 11.   Limitation on Rights of Others. This Agreement is solely for the benefit of the parties hereto, the holders of the Bonds and the Receivables Purchasers, and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 12.  Amendments; Joinders.

(a)  Amendments. Subject to Section 12(b) below, in the event that (x) any Company hereafter causes any securitization property, securitized property, storm recovery property, consumer rate relief property, transition property, system restoration property, phase-in recovery property or other similar types of property (“Additional Securitization Property”) consisting of the right to impose specified securitization charges, securitized surcharges, storm recovery charges, consumer rate relief charges, transition charges, phase-in recovery charges, system restoration charges or other similar types of charges (“Additional Securitization Charges”) on the Customers to be created and sold and pledged by the buyer thereof for the benefit of bondholders pursuant to any financing order of the applicable Commission, and such Company acts as servicer for the bonds issued pursuant to such financing order, or (y) any Company enters into any new receivables program following the termination of the Receivables Agreements in which such Company participates as a seller or as a servicer or sub-servicer of receivables, then, in either such event, upon the written request of such Company, the other parties hereto agree that this Agreement may be amended and restated (i) to add as parties hereto the relevant issuer of such additional bonds, the indenture trustee therefor, and the servicer of such Additional Securitization Property or the relevant purchasers and servicers under such replacement receivables program, as the case may be, and (ii) to reflect the rights and obligations of the parties with respect to such new receivables purchases on terms substantially similar to the rights and obligations of the Receivables Servicer, the applicable Receivables Sub-Servicer, the Receivables Administrative Agent and the Receivables Purchasers hereunder and (iii) to reflect the rights and obligations of the parties with respect to any such Additional Securitization Property on terms substantially similar to the rights and obligations of the applicable Bond Issuer, the applicable Indenture Trustee and the applicable Securitization Property Servicer hereunder; provided that no such amendment shall be effective unless (x) evidenced by a written instrument signed by the parties hereto and such additional parties and (y) the Rating Agency Condition (as defined in the applicable Company’s Indenture) shall have been satisfied with respect thereto and provided, further, that no party hereto shall be required to execute any such amended agreement on terms which are materially more disadvantageous to it or to the holders of the applicable Bonds (in the case of an Indenture Trustee) or to the Receivables Purchasers (in the case of the Receivables Administrative Agent) than the terms contained herein. In addition, no Indenture Trustee shall be required to execute any such amendment unless directed to do so by an “Issuer Order,” as such term is defined in the corresponding Indenture.

(b)  Joinders. Notwithstanding the foregoing, in the event that a subsidiary of American Electric Power Company, Inc. (an “AEP Utility”) hereafter causes any Additional Securitization Property consisting of the right to impose Additional Securitization Charges on such AEP Utility’s customers to be created and sold and pledged by the buyer thereof (the “Additional Issuer”) for the benefit of bondholders pursuant to any financing order of the applicable Commission, and such AEP Utility acts as servicer for the bonds issued pursuant to such financing order, the parties hereto agree that, upon execution and delivery to the other parties hereto of a joinder to this Agreement in substantially the form attached hereto as

Exhibit B (a “Joinder”) by such AEP Utility, such Additional Issuer, such Additional Trustee, the Receivables Buyer and the Receivables Administrative Agent, the following shall apply:

(i)	such AEP Utility shall become a “Company”, “Securitization Property Servicer” and “Receivables Sub-Servicer” hereunder;

(ii)	such Additional Issuer shall become a “Bond Issuer” hereunder; and

(iii)	such Additional Trustee shall become a “Indenture Trustee” hereunder;

provided that, if required by any Bond Agreements, the affected Joinder shall not be effective unless the applicable Rating Agency Condition (as defined below) shall have been satisfied with respect thereto. No written consent of any other Company, Bond Issuer or Indenture Trustee shall be required for the effectiveness of any Joinder. A Joinder meeting the requirements of this Section 12(b) is referred to herein as an “Effective Joinder”.

SECTION 13.  Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or entities, or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 14.  Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Each party hereto agrees that this Agreement may be electronically signed, that any digital or electronic signatures appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Agreement may be made by facsimile, email or other electronic transmission.

SECTION 15.  Nonpetition Covenant.

(a)  Notwithstanding any prior termination of this Agreement or any Indenture, each of the Receivables Administrative Agent, the Receivables Buyer and each Receivables Sub-Servicer covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of the applicable Indenture and the payment in full of the last outstanding Bonds issued pursuant to such Indenture, acquiesce, petition or otherwise invoke or cause the applicable Bond Issuer to invoke the process of any court or government authority for the purpose of (i) commencing or sustaining a bankruptcy, insolvency or similar case against such Bond Issuer as debtor under any federal or state bankruptcy, insolvency or similar law or (ii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Bond Issuer or any substantial part of the property of such

Bond Issuer, or (iii) ordering the dissolution, winding up or liquidation of the affairs of such Bond Issuer.

(b)  Notwithstanding any prior termination of this Agreement or the Receivables Purchase Agreement, each Indenture Trustee, each Bond Issuer and each Securitization Property Servicer covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of the Receivables Purchase Agreement and the payment in full of all amounts owing by Receivables Buyer thereunder, acquiesce, petition or otherwise invoke or cause Receivables Buyer to invoke the process of any court or government authority for the purpose of (i) commencing or sustaining a bankruptcy, insolvency or similar case against Receivables Buyer as debtor under any federal or state bankruptcy, insolvency or similar law or (ii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Receivables Buyer or any substantial part of the property of Receivables Buyer, or (iii) ordering the dissolution, winding up or liquidation of the affairs of Receivables Buyer.

SECTION 16.  Trustees. Each Indenture Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the corresponding Indenture.

SECTION 17. Notices, Etc.. Any notice provided or permitted by this Agreement to be made upon, given or furnished to or filed with any party hereto shall be shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing by electronic transmission, first-class mail or overnight delivery service to the applicable party at its address set forth on Exhibit A hereto or the applicable Effective Joinder, as applicable, or, as to any party, at such other address as shall be designated by such party by written notice to the other parties hereto.

SECTION 18.  Defined Terms. Defined terms used but not defined herein shall have the meanings given to such terms in the Receivables Agreements, or, if not defined therein, in the applicable Bond Agreements.

SECTION 19.  PSO-ODFA Joinder. The Parties hereby agree that, notwithstanding anything to the contrary in this Agreement, a Joinder to the Existing Intercreditor Agreement in the form of Exhibit C hereto shall constitute an Effective Joinder for all purposes hereunder with respect to the $696,920,000 The Oklahoma Development Finance Authority Ratepayer-Backed Bonds (Public Service Company of Oklahoma), Series 2022 (Federally Taxable) issued by The Oklahoma Development Finance Authority on September 7, 2022 (the “RBB Bonds”).

SECTION 20.  Amendment and Restatement. This Agreement amends, restates and supersedes in its entirety the Existing Intercreditor Agreement. It is the intent of each of the parties hereto that all references to the Existing Intercreditor Agreement in any Bond Agreements or Receivables Agreements to which such party is party as such and which becomes or remains effective on or after the date hereof shall be deemed to mean and be references to this Agreement.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the A&R Date.

PUBLIC SERVICE COMPANY OF OKLAHOMA,
as a Company, a Securitization Property Servicer and a
Receivables Sub-Servicer for the RBB Bonds

By:	/s/Matthew D. Fransen
Name: Matthew D. Fransen
Title: Treasurer and Vice President

AEP CREDIT, INC.,
as Receivables Buyer

By:	/s/Matthew D. Fransen
Name: Matthew D. Fransen
Title: Treasurer and Vice President

THE OKLAHOMA DEVELOPMENT FINANCE AUTHORITY,
as a Bond Issuer for the RBB Bonds

By:	/s/Michael D. Davis
Name: Michael D. Davis
Title: President

BOKF, NA,
as an Indenture Trustee for the RBB Bonds

By:	/s/Rachel Redd-Singleton
Name: Rachel Redd-Singleton
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as Receivables Administrative Agent and Control Agent

By:	/s/Josh Harraka
Name: Josh Harraka
Title: Vice President

Signature Page to

Intercreditor Agreement

EXHIBIT A

NOTICE ADDRESSES

Company / Securitization Property Servicer / Receivables Sub-Servicer:

As specified in the applicable Effective Joinder

Receivables Buyer:

AEP Credit, Inc.

One Riverside Plaza

Columbus, Ohio 43215

Attention: Treasurer

Telephone: (614) 716-1000

Email: Treasury_Operations_AEP@aep.com

Bond Issuer:

As specified in the applicable Effective Joinder

Indenture Trustee:

As specified in the applicable Effective Joinder

Receivables Administrative Agent / Control Agent:

JPMorgan Chase Bank, N.A.

10 South Dearborn, Floor 7

Chicago, Illinois 60603

Attention: Securitized Product Group

Telephone: 312-732-2477

Email: conduit_synd@jpmorgan.com

Exhibit A

EXHIBIT B

FORM OF

JOINDER TO INTERCREDITOR AGREEMENT

RELATING TO [•]

This JOINDER TO INTERCREDITOR AGREEMENT (this “Joinder”), dated as of    , 20  , is entered into by each of the following Persons, in its capacity(ies) specified below (each, an “Additional Party”), AEP CREDIT, INC., a Delaware limited liability company (the “Receivables Buyer”), and JPMorgan Chase Bank, N.A., as Receivables Administrative Agent for the Receivables Purchasers and as Control Agent under the Intercreditor Agreement (in such capacities, the “Agent”):

●	[Insert Name], a [jurisdiction] [entity type], as a “Company”, “Securitization Property Servicer” and “Receivables Sub-Servicer”;

●	[Insert Name], a [jurisdiction] [entity type], as a “Bond Issuer”; and

●	[Insert Name], a [jurisdiction] [entity type], as an “Indenture Trustee”.

Reference is made to the Intercreditor Agreement, dated as of September 7, 2022, as amended and restated as of December 9, 2024 (the “Intercreditor Agreement”), by and among the Receivables Buyer, the Agent, each Company from time to time party thereto, each Bond Issuer from time to time party thereto and each Indenture Trustee from time to time party thereto. The defined terms contained in the Intercreditor Agreement are incorporated herein.

Each Additional Party hereby agrees (a) to become a party to the Intercreditor Agreement for all purposes thereof on the terms set forth therein in the capacity specified above; (b) to be bound by the terms of the Intercreditor Agreement as if such Additional Party had executed and delivered the Intercreditor Agreement as an original party thereto in such capacity; (c) the “Agency Agreement”, “Commission”, “Indenture”, “Purchase Agreement”, “Sale Agreement”, “Securitization Property”, “Securitization Charges” and “Servicing Agreement” specified on Schedule 1 to this Joinder shall constitute an Agency Agreement, Commission, Indenture, Purchase Agreement, Sale Agreement, Securitization Property, Securitization Charges and Servicing Agreement, respectively, for all purposes under the Intercreditor Agreement; and (d) any communications, including notices and instructions, with respect to such Additional Party may be given at the address for such Additional Party specified on Schedule 1 hereto.

The Indenture Trustee as an Additional Party under this Intercreditor Agreement and pursuant to Section 16 of the Intercreditor Agreement, is entitled to all the rights, benefits, protection, immunities, and indemnities afforded to it under the Indenture.

The provisions of Section 9 (Governing Law; Jurisdiction; Waiver of Jury Trial) of the Intercreditor Agreement will apply with like effect to this Joinder.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

Exhibit B

IN WITNESS WHEREOF, the parties have caused this Joinder to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[______],
as a Company, a Securitization Property Servicer and a Receivables Sub-Servicer

By:
Name:
Title:

[______],
as a Bond Issuer

By:
Name:
Title:

[______],
as an Indenture Trustee

By:
Name:
Title:

AEP CREDIT, INC.,
as Receivables Buyer

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Agent

By:
Name:
Title:

Exhibit B

Schedule 1 to Joinder

Company, Securitization Property Servicer and Receivables Sub-Servicer	[Insert Name]

Notice Address	[Insert Address]

Bond Issuer	[Insert Name]

Notice Address	[Insert Address]

Indenture Trustee	[Insert Name]

Notice Address	[Insert Address]

Agency Agreement	[Insert Description]

Commission	[Insert Description]

Financing Order	[Insert Description]

Indenture	[Insert Description]

Purchase Agreement	[Insert Description]

Sale Agreement	[Insert Description]

Securitization Act	[Insert Description]

Securitization Charges	[Insert Description]

Securitization Property	[Insert Description]

Servicing Agreement	[Insert Description]

Exhibit B

EXHIBIT C

JOINDER TO INTERCREDITOR AGREEMENT

RELATING TO

$696,920,000 The Oklahoma Development Finance Authority Ratepayer-Backed Bonds

(Public Service Company of Oklahoma), Series 2022 (Federally Taxable)

This JOINDER TO INTERCREDITOR AGREEMENT (this “Joinder”), dated as of December 9, 2024, is entered into by each of the following Persons, in its capacity(ies) specified below (each, an “Additional Party”), AEP CREDIT, INC., a Delaware limited liability company (the “Receivables Buyer”), and JPMorgan Chase Bank, N.A., as Receivables Administrative Agent for the Receivables Purchasers and as Control Agent under the Intercreditor Agreement (in such capacities, the “Agent”):

●	Public Service Company of Oklahoma, an Oklahoma corporation, as a “Company”, “Securitization Property Servicer” and “Receivables Sub- Servicer”;

●	The Oklahoma Development Finance Authority, a public trust and instrumentality of the State of Oklahoma, as a “Bond Issuer”; and

●	BOKF, NA, a national banking association, as an “Indenture Trustee”.

Reference is made to the Intercreditor Agreement, dated as of September 7, 2022, as amended and restated as of December 9, 2024 (the “Intercreditor Agreement”), by and among the Receivables Buyer, the Agent, each Company from time to time party thereto, each Bond Issuer from time to time party thereto and each Indenture Trustee from time to time party thereto. The defined terms contained in the Intercreditor Agreement are incorporated herein.

Each Additional Party hereby agrees (a) to become a party to the Intercreditor Agreement for all purposes thereof on the terms set forth therein in the capacity specified above; (b) to be bound by the terms of the Intercreditor Agreement as if such Additional Party had executed and delivered the Intercreditor Agreement as an original party thereto in such capacity; (c) the “Agency Agreement”, “Commission”, “Indenture”, “Purchase Agreement”, “Sale Agreement”, “Securitization Property”, “Securitization Charges” and “Servicing Agreement” specified on Schedule 1 to this Joinder shall constitute an Agency Agreement, Commission, Indenture, Purchase Agreement, Sale Agreement, Securitization Property, Securitization Charges and Servicing Agreement, respectively, for all purposes under the Intercreditor Agreement; and (d) any communications, including notices and instructions, with respect to such Additional Party may be given at the address for such Additional Party specified on Schedule 1 hereto.

The Indenture Trustee as an Additional Party under this Intercreditor Agreement and pursuant to Section 16 of the Intercreditor Agreement, is entitled to all the rights, benefits, protection, immunities, and indemnities afforded to it under the Indenture.

Exhibit C

The provisions of Section 9 (Governing Law; Jurisdiction; Waiver of Jury Trial) of the Intercreditor Agreement will apply with like effect to this Joinder.

IN WITNESS WHEREOF, the parties have caused this Joinder to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PUBLIC SERVICE COMPANY OF OKLAHOMA,
as a Company, a Securitization Property Servicer and a
Receivables Sub-Servicer for the RBB Bonds

By:
Name:
Title:

THE OKLAHOMA DEVELOPMENT FINANCE
AUTHORITY,
as a Bond Issuer for the RBB Bonds

By:
Name:
Title:

BOKF, NA,
as an Indenture Trustee for the RBB Bonds

By:
Name:
Title:

AEP CREDIT, INC.,
as Receivables Buyer

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Agent

By:
Name:
Title:

Exhibit C

Schedule 1 to Exhibit C

Company, Securitization Property Servicer and Receivables Sub-Servicer	Public Service Company of Oklahoma

Notice Address	One Riverside Plaza Columbus, Ohio 43215 Attention: Treasurer Telephone: (614) 716-1000 Email: Treasury_Operations_AEP@aep.com

Bond Issuer	The Oklahoma Development Finance Authority

Notice Address	9220 North Kelley Avenue Oklahoma City, Oklahoma 73131 Attention: Michael Davis Telephone: (405) 842-1145

Indenture Trustee	BOKF, NA

Notice Address	499 West Sheridan Avenue, Suite 2600 Oklahoma City, Oklahoma 73102 Attention: Corporate Trust Department, Rachel Singleton Telephone: (405) 272-2172

Agency Agreement	Third Amended and Restated Agency Agreement, dated as of August 25, 2004, by and between Receivables Buyer and the Company, as amended, restated or modified from time to time

Commission	Corporation Commission of the State of Oklahoma (including any governmental authority succeeding to the duties of such agency)

Financing Order	Financing Order No. 723434, approved and issued by the Commission on February 10, 2022, in Cause No. PUD 202100076, pursuant to the Securitization Act.

Indenture	Indenture of Trust, dated as of September 7, 2022, by and between the Bond Issuer and the Indenture Trustee, as amended, restated or modified from time to time

Purchase Agreement	Third Amended and Restated Purchase Agreement, dated as of August 25, 2004, by and between Receivables Buyer and the Company, as amended, restated or modified from time to time

Sale Agreement	Securitization Property Purchase and Sale Agreement, dated as of September 7, 2022, by and between the Bond Issuer and the Company, as amended, restated or modified from time to time

Securitization Act	The “February 2021 Regulated Utility Consumer Protection Act,” as amended, codified as Title 74, Oklahoma Statutes, 2021, Section 9070, et seq.

Securitization Charges

The charges billed to Customers pursuant to an irrevocable and nonbypassable mechanism set forth in the Financing Order authorized under the Securitization Act, authorized pursuant to the Financing Order, including the “WSC Charge(s)” (as such term is defined in the Financing Order)

Exhibit C

Securitization Property

“Securitization Property” (as defined in the Sale Agreement), including the “securitization property” as defined in Section 9072(11) of Title 74, Section 9070 et seq., of the Oklahoma Statutes that is established by the Financing Order, and the right to impose, collect and receive Securitization Charges and the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from such Securitization Charges

Servicing Agreement	Securitization Property Servicing Agreement, dated as of September 7, 2022, by and between the Bond Issuer and the Company, as amended, restated or modified from time to time

Exhibit C

JOINDER TO INTERCREDITOR AGREEMENT

RELATING TO

$696,920,000 The Oklahoma Development Finance Authority Ratepayer-Backed Bonds

(Public Service Company of Oklahoma), Series 2022 (Federally Taxable)

This JOINDER TO INTERCREDITOR AGREEMENT (this “Joinder”), dated as of December 9, 2024, is entered into by each of the following Persons, in its capacity(ies) specified below (each, an “Additional Party”), AEP CREDIT, INC., a Delaware limited liability company (the “Receivables Buyer”), and JPMorgan Chase Bank, N.A., as Receivables Administrative Agent for the Receivables Purchasers and as Control Agent under the Intercreditor Agreement (in such capacities, the “Agent”):

●	Public Service Company of Oklahoma, an Oklahoma corporation, as a “Company”, “Securitization Property Servicer” and “Receivables Sub-Servicer”;

●	The Oklahoma Development Finance Authority, a public trust and instrumentality of the State of Oklahoma, as a “Bond Issuer”; and

●	BOKF, NA, a national banking association, as an “Indenture Trustee”.

Reference is made to the Intercreditor Agreement, dated as of September 7, 2022, as amended and restated as of December 9, 2024 (the “Intercreditor Agreement”), by and among the Receivables Buyer, the Agent, each Company from time to time party thereto, each Bond Issuer from time to time party thereto and each Indenture Trustee from time to time party thereto. The defined terms contained in the Intercreditor Agreement are incorporated herein.

Each Additional Party hereby agrees (a) to become a party to the Intercreditor Agreement for all purposes thereof on the terms set forth therein in the capacity specified above; (b) to be bound by the terms of the Intercreditor Agreement as if such Additional Party had executed and delivered the Intercreditor Agreement as an original party thereto in such capacity; (c) the “Agency Agreement”, “Commission”, “Indenture”, “Purchase Agreement”, “Sale Agreement”, “Securitization Property”, “Securitization Charges” and “Servicing Agreement” specified on Schedule 1 to this Joinder shall constitute an Agency Agreement, Commission, Indenture, Purchase Agreement, Sale Agreement, Securitization Property, Securitization Charges and Servicing Agreement, respectively, for all purposes under the Intercreditor Agreement; and (d) any communications, including notices and instructions, with respect to such Additional Party may be given at the address for such Additional Party specified on Schedule 1 hereto.

The Indenture Trustee as an Additional Party under this Intercreditor Agreement and pursuant to Section 16 of the Intercreditor Agreement, is entitled to all the rights, benefits, protection, immunities, and indemnities afforded to it under the Indenture.

The provisions of Section 9 (Governing Law; Jurisdiction; Waiver of Jury Trial) of the Intercreditor Agreement will apply with like effect to this Joinder.

IN WITNESS WHEREOF, the parties have caused this Joinder to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PUBLIC SERVICE COMPANY OF OKLAHOMA,
as a Company, a Securitization Property Servicer and a
Receivables Sub-Servicer for the RBB Bonds

By:	/s/Matthew D. Fransen
Name: Matthew D. Fransen
Title: Treasurer and Vice President

THE OKLAHOMA DEVELOPMENT FINANCE
AUTHORITY,
as a Bond Issuer for the RBB Bonds

By:	/s/Michael D. Davis
Name: Michael D. Davis
Title: President

BOKF, NA,
as an Indenture Trustee for the RBB Bonds

By:	/s/Rachel Redd-Singleton
Name: Rachel Redd-Singleton
Title: Senior Vice President

AEP CREDIT, INC.,
as Receivables Buyer

By:	/s/Matthew D. Fransen
Name: Matthew D. Fransen
Title: Treasurer and Vice President

JPMORGAN CHASE BANK, N.A.,
as Agent

By:	/s/Josh Harraka
Name: Josh Harraka
Title: Vice President

Signature Page to

Joinder to Intercreditor Agreement

(ODFA-PSO Ratepayer-Backed Bonds)

Schedule 1 to Joinder

Company, Securitization Property Servicer and Receivables Sub-Servicer	Public Service Company of Oklahoma

Notice Address	One Riverside Plaza Columbus, Ohio 43215 Attention: Treasurer Telephone: (614) 716-1000 Email: Treasury_Operations_AEP@aep.com

Bond Issuer	The Oklahoma Development Finance Authority

Notice Address	9220 North Kelley Avenue Oklahoma City, Oklahoma 73131 Attention: Michael Davis Telephone: (405) 842-1145

Indenture Trustee	BOKF, NA

Notice Address	499 West Sheridan Avenue, Suite 2600 Oklahoma City, Oklahoma 73102 Attention: Corporate Trust Department, Rachel Singleton Telephone: (405) 272-2172

Agency Agreement	Third Amended and Restated Agency Agreement, dated as of August 25, 2004, by and between Receivables Buyer and the Company, as amended, restated or modified from time to time

Commission	Corporation Commission of the State of Oklahoma (including any governmental authority succeeding to the duties of such agency)

Financing Order	Financing Order No. 723434, approved and issued by the Commission on February 10, 2022, in Cause No. PUD 202100076, pursuant to the Securitization Act.

Indenture	Indenture of Trust, dated as of September 7, 2022, by and between the Bond Issuer and the Indenture Trustee, as amended, restated or modified from time to time

Purchase Agreement	Third Amended and Restated Purchase Agreement, dated as of August 25, 2004, by and between Receivables Buyer and the Company, as amended, restated or modified from time to time

Sale Agreement	Securitization Property Purchase and Sale Agreement, dated as of September 7, 2022, by and between the Bond Issuer and the Company, as amended, restated or modified from time to time

Securitization Act	The “February 2021 Regulated Utility Consumer Protection Act,” as amended, codified as Title 74, Oklahoma Statutes, 2021, Section 9070, et seq.

Securitization Charges

The charges billed to Customers pursuant to an irrevocable and nonbypassable mechanism set forth in the Financing Order authorized under the Securitization Act, authorized pursuant to the Financing Order, including the “WSC Charge(s)” (as such term is defined in the Financing Order)

Schedule 1 to Joinder

Securitization Property

“Securitization Property” (as defined in the Sale Agreement), including the “securitization property” as defined in Section 9072(11) of Title 74, Section 9070 et seq., of the Oklahoma Statutes that is established by the Financing Order, and the right to impose, collect and receive Securitization Charges and the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from such Securitization Charges

Servicing Agreement	Securitization Property Servicing Agreement, dated as of September 7, 2022, by and between the Bond Issuer and the Company, as amended, restated or modified from time to time

Schedule 1 to Joinder